Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Description of Business Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies
Note 1. Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies
Description of Business
     Operations of our company are located principally in the United States and are organized into the following reporting segments: Williams Partners, Exploration & Production, and Midstream Canada & Olefins. All remaining business activities are included in Other.
     Williams Partners consists of our consolidated master limited partnership, Williams Partners L.P. (WPZ) and includes the gas pipeline and midstream businesses that were contributed as part of our first quarter 2010 restructuring. The contributed gas pipeline businesses include 100 percent of Transcontinental Gas Pipe Line Company, LLC (Transco), 65 percent of Northwest Pipeline GP (Northwest Pipeline), and 24.5 percent of Gulfstream Natural Gas System, L.L.C. (Gulfstream). The remaining 35 percent of Northwest Pipeline is directly owned by WPZ following the third quarter 2010 merger of WPZ and Williams Pipeline Partners L.P. (WMZ). WPZ’s midstream operations are composed of significant, large-scale operations in the Rocky Mountain and Gulf Coast regions, operations in Pennsylvania’s Marcellus Shale region, and various equity investments in domestic processing and fractionation assets. WPZ’s midstream assets also include substantial operations and investments in the Four Corners and Gulf Coast regions, as well as a NGLs fractionator and storage facilities near Conway, Kansas.
     Exploration & Production includes the natural gas development, production and gas management activities primarily in the Rocky Mountain and Mid-Continent regions of the United States, natural gas development activities in the northeastern portion of the United States, oil and natural gas interests in South America, and more recently, oil development activities in the northern United States. The gas management activities include procuring fuel and shrink gas for our midstream businesses and providing marketing to third parties, such as producers. Additionally, gas management activities include managing various natural gas related contracts such as transportation, storage, and related hedges.
     Our Midstream Canada & Olefins segment includes our oil sands off-gas processing plant near Fort McMurray, Alberta, our NGL/olefin fractionation facility and butylene/butane splitter facility at Redwater, Alberta, our NGL light-feed olefins cracker in Geismar, Louisiana along with associated ethane and propane pipelines, and our refinery grade splitter in Louisiana.
     Other includes other business activities that are not operating segments, primarily a 25.5 percent interest in Gulfstream, as well as corporate operations.
Basis of Presentation
     Beginning with the first quarter of 2011, we changed our segment reporting structure to present our Canadian midstream and domestic olefins operations as a separate segment, Midstream Canada & Olefins. This change reflects the expected growth in this business and our chief operating decision-maker’s increased focus on these operations, which were previously reflected in Other. Also in the first quarter 2011, we initiated a formal process to pursue the divestiture of our holdings in the Arkoma basin. As these assets are held for sale, will be eliminated from our ongoing operations, and we will not have any significant continuing involvement, we reported the results of operations and financial position of the Arkoma operations as discontinued operations. These consolidated financial statements and notes have been recast to reflect the revised segment and Arkoma discontinued operations presentation. (See Notes 2 and 18).
     During fourth-quarter 2010, we contributed a business represented by certain gathering and processing assets in Colorado’s Piceance basin to WPZ. The transaction has been accounted for as a combination of entities under common control whereby the assets and liabilities sold were recorded by WPZ at their historical amounts. The operations of this business and the related assets and liabilities were previously reported through our Exploration & Production segment, however they are now reported in our Williams Partners segment. Prior period segment disclosures have been adjusted for this transaction.
Master limited partnerships
     At December 31, 2010, we own approximately 75 percent of the interests in WPZ, including the interests of the general partner, which is wholly owned by us, and incentive distribution rights. At December 31, 2009, we owned approximately 24 percent of WPZ. Changes in our ownership of WPZ occurring during the past year include:
•	In conjunction with our first quarter 2010 restructuring, we ultimately received 203,000,000 common units from WPZ. Following this transaction, we owned approximately 84 percent of WPZ.

•	On August 31, 2010, WMZ unitholders approved the merger between WMZ and WPZ. As a result of the merger, effective September 1, 2010, WMZ unitholders, other than its general partner, received 0.7584 WPZ common units for each WMZ common unit they owned at the effective time of the merger, for a total issuance of 13,580,485 common units. Upon completing this merger, WMZ is wholly owned by WPZ and is no longer publicly traded.

•	On September 28, 2010, WPZ completed an equity issuance of common units resulting in proceeds of $380 million, net of the underwriters’ discount and fees.

•	On October 8, 2010, WPZ sold additional common units to the underwriters upon the underwriters’ exercise of their option to purchase additional common units pursuant to WPZ’s common unit offering in September 2010. The offering resulted in proceeds of $57 million, net of the underwriters’ discount and fees.

•	On December 17, 2010, WPZ completed an equity issuance of common units resulting in proceeds of approximately $369 million, net of the underwriters’ discount and fees.
     These transactions resulted in changes in ownership between us and the noncontrolling interest that have been accounted for as equity transactions, resulting in an aggregate $77 million increase in capital in excess of par and a corresponding decrease in noncontrolling interest in consolidated subsidiaries.
     WPZ is self funding and maintains separate lines of bank credit and cash management accounts. Cash distributions from WPZ to us, including any associated with our incentive distribution rights, occur through the normal partnership distributions from WPZ to all partners.
Discontinued operations
     The accompanying consolidated financial statements and notes reflect the results of operations and financial position of certain of our Venezuela operations, our holdings in the Arkoma basin that were previously reported within Exploration & Production, and other former businesses as discontinued operations. (See Note 2).
     Unless indicated otherwise, the information in the Notes to the Consolidated Financial Statements relates to our continuing operations.
Summary of Significant Accounting Policies
Principles of consolidation
     The consolidated financial statements include the accounts of our corporate parent and our majority-owned or controlled subsidiaries and investments. We apply the equity method of accounting for investments in unconsolidated companies in which we and our subsidiaries own 20 to 50 percent of the voting interest, otherwise exercise significant influence over operating and financial policies of the company, or where majority ownership does not provide us with control due to significant participatory rights of other owners.
Use of estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
     Significant estimates and assumptions include:
•	Impairment assessments of investments, long-lived assets and goodwill;

•	Litigation-related contingencies;

•	Valuations of derivatives;

•	Hedge accounting correlations and probability;

•	Environmental remediation obligations;

•	Realization of deferred income tax assets;

•	Valuation of Exploration & Production’s reserves;

•	Asset retirement obligations;

•	Pension and postretirement valuation variables.
These estimates are discussed further throughout these notes.
Regulatory accounting
     Transco and Northwest Pipeline are regulated by the Federal Energy Regulatory Commission (FERC). Their rates established by the FERC are designed to recover the costs of providing the regulated services, and their competitive environment makes it probable that such rates can be charged and collected. Therefore, our management has determined that it is appropriate to account for and report regulatory assets and liabilities related to these operations consistent with the economic effect of the way in which their rates are established. Accounting for these businesses that are regulated can differ from the accounting requirements for non-regulated businesses. These differences are discussed further throughout these notes.
Cash and cash equivalents
     Our cash and cash equivalents balance includes amounts primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government. These have maturity dates of three months or less when acquired.
Accounts receivable
     Accounts receivable are carried on a gross basis, with no discounting, less the allowance for doubtful accounts. We estimate the allowance for doubtful accounts based on existing economic conditions, the financial conditions of the customers and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Interest income related to past due accounts receivable is generally recognized at the time full payment is received or collectability is assured. Past due accounts are generally written off against the allowance for doubtful accounts only after all collection attempts have been exhausted.
Inventory valuation
     All inventories are stated at the lower of cost or market. The cost of inventories is primarily determined using the average-cost method. We determine the cost of certain natural gas inventories held by Transco using the last-in, first-out (LIFO) cost method. LIFO inventory at December 31, 2010 and 2009 is $9 million and $7 million, respectively.
Property, plant, and equipment
     Property, plant, and equipment is recorded at cost. We base the carrying value of these assets on estimates, assumptions and judgments relative to capitalized costs, useful lives and salvage values.
     As regulated entities, Northwest Pipeline and Transco provide for depreciation using the straight-line method at FERC-prescribed rates. See Note 9 for depreciation rates used for major regulated gas plant facilities.
     Depreciation for nonregulated entities is provided primarily on the straight-line method over estimated useful lives, except as noted below for oil and gas exploration and production activities. See Note 9 for the estimated useful lives associated with our nonregulated assets.
     Gains or losses from the ordinary sale or retirement of property, plant, and equipment for regulated pipelines are credited or charged to accumulated depreciation; other gains or losses are recorded in other (income) expense — net included in operating income.
     Ordinary maintenance and repair costs are generally expensed as incurred. Costs of major renewals and replacements are capitalized as property, plant, and equipment — net.
     Oil and gas exploration and production activities are accounted for under the successful efforts method. Costs incurred in connection with the drilling and equipping of exploratory wells, as applicable, are capitalized as incurred. If proved reserves are not found, such costs are charged to expense. Other exploration costs, including lease rentals, are expensed as incurred. All costs related to development wells, including related production equipment and lease acquisition costs, are capitalized when incurred. Depreciation, depletion and amortization is provided under the units-of-production method on a field basis.
     We record an asset and a liability upon incurrence equal to the present value of each expected future asset retirement obligation (ARO). The ARO asset is depreciated in a manner consistent with the depreciation of the underlying physical asset. We measure changes in the liability due to passage of time by applying an interest method of allocation. This amount is recognized as an increase in the carrying amount of the liability and as a corresponding accretion expense included in other (income) expense — net included in operating income, except for regulated entities, for which the liability is offset by a regulatory asset as management expects to recover amounts in future rates. The regulatory asset is amortized commensurate with our collection of those costs in rates.
     Measurements of AROs include, as a component of future expected costs, an estimate of the price that a third party would demand, and could expect to receive, for bearing the uncertainties inherent in the obligations, sometimes referred to as a market-risk premium.
Goodwill
     Goodwill represents the excess of cost over fair value of the assets of businesses acquired. It is evaluated at least annually for impairment by first comparing our management’s estimate of the fair value of a reporting unit with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, a computation of the implied fair value of the goodwill is compared with its related carrying value. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in the amount of the excess.
     As a result of significant declines in forward natural gas prices during the third quarter of 2010, we performed an interim impairment assessment of our goodwill. As a result of that assessment, we recorded an impairment of goodwill of approximately $1 billion. See Note 4.
Cash flows from revolving credit facilities
     Proceeds and payments related to borrowings under our credit facilities are reflected in the financing activities of the Consolidated Statement of Cash Flows on a gross basis.
Treasury stock
     Treasury stock purchases are accounted for under the cost method whereby the entire cost of the acquired stock is recorded as treasury stock. Gains and losses on the subsequent reissuance of shares are credited or charged to capital in excess of par value using the average-cost method.
Derivative instruments and hedging activities
     We utilize derivatives to manage our commodity price risk. These instruments consist primarily of futures contracts, swap agreements, option contracts, and forward contracts involving short- and long-term purchases and sales of a physical energy commodity.
     We report the fair value of derivatives, except for those for which the normal purchases and normal sales exception has been elected, on the Consolidated Balance Sheet in derivative assets and derivative liabilities as either current or noncurrent. We determine the current and noncurrent classification based on the timing of expected future cash flows of individual trades. We report these amounts on a gross basis. Additionally, we report cash collateral receivables and payables with our counterparties on a gross basis.
     The accounting for the changes in fair value of a commodity derivative can be summarized as follows:

Derivative Treatment	Accounting Method
Normal purchases and normal sales exception	Accrual accounting
Designated in a qualifying hedging relationship	Hedge accounting
All other derivatives	Mark-to-market accounting
     We may elect the normal purchases and normal sales exception for certain short- and long-term purchases and sales of a physical energy commodity. Under accrual accounting, any change in the fair value of these derivatives is not reflected on the balance sheet after the initial election of the exception.
     We have also designated a hedging relationship for certain commodity derivatives. For a derivative to qualify for designation in a hedging relationship, it must meet specific criteria and we must maintain appropriate documentation. We establish hedging relationships pursuant to our risk management policies. We evaluate the hedging relationships at the inception of the hedge and on an ongoing basis to determine whether the hedging relationship is, and is expected to remain, highly effective in achieving offsetting changes in fair value or cash flows attributable to the underlying risk being hedged. We also regularly assess whether the hedged forecasted transaction is probable of occurring. If a derivative ceases to be or is no longer expected to be highly effective, or if we believe the likelihood of occurrence of the hedged forecasted transaction is no longer probable, hedge accounting is discontinued prospectively, and future changes in the fair value of the derivative are recognized currently in revenues or costs and operating expenses dependent upon the underlying hedge transaction.
     For commodity derivatives designated as a cash flow hedge, the effective portion of the change in fair value of the derivative is reported in accumulated other comprehensive income (loss) (AOCI) and reclassified into earnings in the period in which the hedged item affects earnings. Any ineffective portion of the derivative’s change in fair value is recognized currently in revenues or costs and operating expenses. Gains or losses deferred in AOCI associated with terminated derivatives, derivatives that cease to be highly effective hedges, derivatives for which the forecasted transaction is reasonably possible but no longer probable of occurring, and cash flow hedges that have been otherwise discontinued remain in AOCI until the hedged item affects earnings. If it becomes probable that the forecasted transaction designated as the hedged item in a cash flow hedge will not occur, any gain or loss deferred in AOCI is recognized in revenues or costs and operating expenses at that time. The change in likelihood is a judgmental decision that includes qualitative assessments made by management.
     For commodity derivatives that are not designated in a hedging relationship, and for which we have not elected the normal purchases and normal sales exception, we report changes in fair value currently in revenues or costs and operating expenses dependent upon the underlying hedge transaction.
     Certain gains and losses on derivative instruments included in the Consolidated Statement of Operations are netted together to a single net gain or loss, while other gains and losses are reported on a gross basis. Gains and losses recorded on a net basis include:
•	Unrealized gains and losses on all derivatives that are not designated as hedges and for which we have not elected the normal purchases and normal sales exception;

•	The ineffective portion of unrealized gains and losses on derivatives that are designated as cash flow hedges;

•	Realized gains and losses on all derivatives that settle financially other than natural gas derivatives for NGL processing activities;

•	Realized gains and losses on derivatives held for trading purposes;

•	Realized gains and losses on derivatives entered into as a pre-contemplated buy/sell arrangement.
     Realized gains and losses on derivatives that require physical delivery, as well as natural gas derivatives for NGL processing activities and which are not held for trading purposes nor were entered into as a pre-contemplated buy/sell arrangement, are recorded on a gross basis. In reaching our conclusions on this presentation, we considered whether we act as principal in the transaction; whether we have the risks and rewards of ownership, including credit risk; and whether we have latitude in establishing prices.
Revenues
     Revenues from our gas pipeline businesses are primarily from services pursuant to long-term firm transportation and storage agreements. These agreements provide for a reservation charge based on the volume of contracted capacity and a commodity charge based on the volume of gas delivered, both at rates specified in our FERC tariffs. We recognize revenues for reservation charges ratably over the contract period regardless of the volume of natural gas that is transported or stored. Revenues for commodity charges, from both firm and interruptible transportation services, and storage injection and withdrawal services, are recognized when natural gas is delivered at the agreed upon delivery point or when natural gas is injected or withdrawn from the storage facility.
     In the course of providing transportation services to customers, we may receive different quantities of gas from shippers than the quantities delivered on behalf of those shippers. The resulting imbalances are primarily settled through the purchase and sale of gas with our customers under terms provided for in our FERC tariffs. Revenue is recognized from the sale of gas upon settlement of the transportation and exchange imbalances.
     As a result of the ratemaking process, certain revenues collected by us may be subject to refunds upon the issuance of final orders by the FERC in pending rate proceedings. We record estimates of rate refund liabilities considering our and other third-party regulatory proceedings, advice of counsel and other risks.
     Revenues from our midstream operations include those derived from natural gas gathering and processing services and are performed under volumetric-based fee contracts, keep-whole agreements and percent-of-liquids arrangements. Revenues under volumetric-based fee contracts are recorded when services have been performed. Under keep-whole and percent-of-liquids processing contracts, we retain the rights to all or a portion of the NGLs extracted from the producers’ natural gas stream and recognize revenues when the extracted NGLs are sold and delivered.
     Oil gathering and transportation revenues and offshore production handling fees of our midstream operations are recognized when the services have been performed. Certain offshore production handling contracts contain fixed payment terms that result in the deferral of revenues until such services have been performed.
     We market NGLs that we purchase from our producer customers. Revenues from marketing NGLs are recognized when the products have been sold and delivered.
     Storage revenues under prepaid contracted storage capacity contracts are recognized evenly over the life of the contract as services are provided.
     Revenues for sales of natural gas are recognized when the product is sold and delivered. Revenues from the domestic production of natural gas in properties for which Exploration & Production has an interest with other producers are recognized based on the actual volumes sold during the period. Any differences between volumes sold and entitlement volumes, based on Exploration & Production’s net working interest, that are determined to be nonrecoverable through remaining production are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are not significant.
     We have NGLs and olefins extraction operations where we retain certain products extracted from the producers’ off-gas stream and we recognize revenues when the extracted products are sold and delivered to our purchasers. We also produce olefins from purchased feed-stock, and we recognize revenues when the olefins are sold and delivered.
Impairment of long-lived assets and investments
     We evaluate the long-lived assets of identifiable business activities for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. Except for proved and unproved properties discussed below, when an indicator of impairment has occurred, we compare our management’s estimate of undiscounted future cash flows attributable to the assets to the carrying value of the assets to determine whether an impairment has occurred and we apply a probability-weighted approach to consider the likelihood of different cash flow assumptions and possible outcomes including selling in the near term or holding for the remaining estimated useful life. If an impairment of the carrying value has occurred, we determine the amount of the impairment recognized in the financial statements by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value.
     For assets identified to be disposed of in the future and considered held for sale, we compare the carrying value to the estimated fair value less the cost to sell to determine if recognition of an impairment is required. Until the assets are disposed of, the estimated fair value, which includes estimated cash flows from operations until the assumed date of sale, is recalculated when related events or circumstances change.
     Proved properties, including developed and undeveloped, are assessed for impairment using estimated future undiscounted cash flows on a field basis. If the undiscounted cash flows are less than the carrying value of the assets, then a subsequent analysis to estimate fair value is performed using discounted cash flows. Estimating future cash flows involves the use of complex judgments such as estimation of the oil and gas reserve quantities, risk associated with the different categories of oil and gas reserves, timing of development and production, expected future commodity prices, capital expenditures, and production costs.
     Unproved properties include lease acquisition costs and costs of acquired unproved reserves. Individually significant lease acquisition costs are assessed annually, or as conditions warrant, for impairment considering our future drilling plans, the remaining lease term and recent drilling results. Lease acquisition costs that are not individually significant are aggregated, and the portion of such costs estimated to be nonproductive is amortized over the average holding period. The estimate of what could be nonproductive is based on our historical experience or other information, including current drilling plans and existing geological data. A majority of the costs of acquired unproved reserves are associated with areas to which proved developed producing reserves are also attributed. Generally, economic recovery of unproved reserves in such areas is not yet supported by actual production or conclusive formation tests, but may be confirmed by our continuing development program. Ultimate recovery of potentially recoverable reserves in areas with established production generally has greater probability than in areas with limited or no prior drilling activity. Costs of acquired unproved reserves are assessed annually, or as conditions warrant, for impairment using estimated future discounted cash flows on a field basis and considering our future drilling plans. If the unproved properties are determined to be productive, the appropriate related costs are transferred to proved oil and gas properties.
     We evaluate our investments for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such investments may have experienced an other-than-temporary decline in value. When evidence of loss in value has occurred, we compare our estimate of fair value of the investment to the carrying value of the investment to determine whether an impairment has occurred. If the estimated fair value is less than the carrying value and we consider the decline in value to be other-than-temporary, the excess of the carrying value over the fair value is recognized in the consolidated financial statements as an impairment charge.
     Judgments and assumptions are inherent in our management’s estimate of undiscounted future cash flows and an asset’s fair value. Additionally, judgment is used to determine the probability of sale with respect to assets considered for disposal.
Capitalization of interest
     We capitalize interest during construction on major projects with construction periods of at least three months and a total project cost in excess of $1 million. Interest is capitalized on borrowed funds and, where regulation by the FERC exists, on internally generated funds as a component of other income (expense) — net. The rates used by regulated companies are calculated in accordance with FERC rules. Rates used by nonregulated companies are based on the average interest rate on debt.
Employee stock-based awards
     Stock options are valued at the date of award, which does not precede the approval date, and compensation cost is recognized on a straight-line basis, net of estimated forfeitures, over the requisite service period. The purchase price per share for stock options may not be less than the market price of the underlying stock on the date of grant. Stock options generally become exercisable over a three-year period from the date of grant and can be subject to accelerated vesting if certain future stock prices or specific financial performance targets are achieved. Stock options generally expire ten years after the grant.
     Restricted stock units are generally valued at market value on the grant date and generally vest over three years. Restricted stock unit compensation cost, net of estimated forfeitures, is generally recognized over the vesting period on a straight-line basis.
Income taxes
     We include the operations of our subsidiaries in our consolidated tax return. Deferred income taxes are computed using the liability method and are provided on all temporary differences between the financial basis and the tax basis of our assets and liabilities. Our management’s judgment and income tax assumptions are used to determine the levels, if any, of valuation allowances associated with deferred tax assets.
Earnings (loss) per common share
     Basic earnings (loss) per common share is based on the sum of the weighted-average number of common shares outstanding and vested restricted stock units. Diluted earnings (loss) per common share includes any dilutive effect of stock options, nonvested restricted stock units and, for applicable periods presented, convertible debt, unless otherwise noted.
Foreign currency translation
     Certain of our foreign subsidiaries use the Canadian dollar as their functional currency. Assets and liabilities of such foreign subsidiaries are translated at the spot rate in effect at the applicable reporting date, and the combined statements of operations are translated into the U.S. dollar at the average exchange rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of AOCI.
     Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the Consolidated Statement of Operations.
Issuance of equity of consolidated subsidiary
     Sales of residual equity interests in a consolidated subsidiary are accounted for as capital transactions. No adjustments to capital are made for sales of preferential interests in a subsidiary. No gain or loss is recognized on these transactions.